Rule 497(d)

               The First Trust Special Situations Trust, Series 68
            Healthcare Growth & Treasury Securities Trust, Series II

                 Supplement to the Prospectus dated May 7, 1993

Notwithstanding anything to the contrary in the Prospectus, all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 27, 2003